STANDSTILL AGREEMENT

This Standstill Agreement (this “Agreement”) is entered into as of November 18, 2010, by and among CFS Bancorp, Inc., an Indiana corporation (the “Company”), Citizens Financial Bank, a federal savings bank (the “Bank”), and each of PL Capital, LLC, Goodbody/PL Capital, LLC, Financial Edge Fund, L.P., Financial Edge-Strategic Fund, L.P., PL Capital/Focused Fund, L.P., Goodbody/PL Capital, L.P., PL Capital Advisors, LLC, Richard J. Lashley, Beth Lashley, the Danielle Morgan Lashley 2010 Trust, Robin Lashley, PL Capital Defined Benefit Pension Plan, John W. Palmer, Irving A. Smokler, and Red Rose Trading Estonia OU (each a “PL Capital Party” and collectively the “PL Capital Parties”).  Except as the context otherwise requires, all capitalized terms not otherwise defined herein shall have the meaning as defined in Section 1.1 hereof.

RECITALS

WHEREAS, the PL Capital Parties nominated their director nominee John W. Palmer for election to the Board of Directors of the Company at the Company’s 2010 Annual Meeting of Shareholders (the “2010 Meeting”) and the shareholders of the Company elected Mr. Palmer as a director of the Company at the 2010 Meeting;

WHEREAS, the PL Capital Parties have requested reimbursement from the Company for their out-of-pocket expenses incurred in connection with their efforts to nominate and elect Mr. Palmer to the Company’s Board of Directors at the 2010 Meeting (the “2010 Proxy Contest”);

WHEREAS, the PL Capital Parties have communicated to the Company their intent to cause the submission of certain shareholder proposals (the “Proposals”) to be presented to the Company’s shareholders for consideration at the Company’s 2011 Annual Meeting of Shareholders (the “2011 Meeting”);

WHEREAS, the Board has determined to reimburse the PL Capital Parties for their reasonable out-of-pocket expenses incurred in connection with the 2010 Proxy Contest as set forth herein;

WHEREAS, in view of the decision of the Board with respect to the reimbursement, the PL Capital Parties have agreed not to submit the Proposals; and

WHEREAS, the Company and the PL Capital Parties desire to establish in this Agreement certain agreements and restrictions between the parties.

AGREEMENT

NOW THEREFORE, the parties do hereby agree as follows:

ARTICLE I
DEFINITIONS AND CONSTRUCTION

1.1  Definitions.  Except for the names of the parties hereto (which shall be referenced herein as defined above), the following capitalized terms used in this Agreement shall, unless the context otherwise requires, have the following meaning:

“Affiliate” of a specified person is a person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified.

“Board” means the Board of Directors of the Company.

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“Common Stock” means the Company’s common stock, $0.01 par value per share.

“Consent” means any consent, approval, waiver, agreement, license, or report or notice to, any Person.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Governmental Approval” means any consent, approval, authorization, waiver, permit, concession, franchise, agreement, license, exemption or order of, declaration or filing with, or report or notice to, any Governmental Authority.

“Governmental Authority” means any federal, state, local or foreign court, legislative, executive or regulatory authority or agency.

“Law” means all applicable provisions of all (a) constitutions, treaties, statutes, laws (including the common law), codes, rules, regulations, ordinances or orders of any Governmental Authority, (b) Governmental Approvals and (c) orders, decisions, injunctions, judgments, awards and decrees of or agreements with any Governmental Authority.

“Person” means any individual, partnership, joint venture, corporation, limited liability company, trust, unincorporated organization, government or department or agency of a government.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

1.2  Construction.  The parties have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.  Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement.  Terms defined in the singular shall include the plural, and vice versa, and pronouns in any gender shall include the masculine, feminine, and neuter, as the context requires.  Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.  The word “including” shall mean including without limitation, and use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.  All references to a “Section” refer to this Agreement, unless the context otherwise requires.

ARTICLE II
SHARES SUBJECT TO AGREEMENT

The shares of Common Stock subject to this Agreement are all shares of Common Stock beneficially owned (as determined pursuant to Rule 13d-3 of the Exchange Act) by the PL Capital Parties as of the date of this Agreement, together with any other shares of voting capital stock of the Company hereafter acquired and beneficially owned by the PL Capital Parties (collectively referred to herein as the “PL Capital Shares”).

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE PL CAPITAL PARTIES

The PL Capital Parties represent and warrant to the Company as follows:

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3.1  Authorization.  The PL Capital Parties each have the requisite power, authority and legal capacity to execute, deliver and perform and to consummate the transactions contemplated by this Agreement.  The PL Capital Parties each have duly executed and delivered this Agreement.  This Agreement constitutes the legal, valid and binding obligations of the PL Capital Parties, enforceable against them in accordance with its terms.

3.2  No Conflicts; Consents.  The execution, delivery and performance by the PL Capital Parties of this Agreement and the agreements contained herein do not conflict with, contravene, result in a violation or breach of or default under (with or without the giving of notice or the lapse of time or both), or give rise to a claim or right of termination, amendment, modification, vesting, acceleration or cancellation of any right or obligation or loss of any material benefit under any Law applicable to the PL Capital Parties or any material contract, agreement, or instrument to which any of the PL Capital Parties are a party.  No Consent of any Governmental Authority or other person is required to be obtained by any of the PL Capital Parties in connection with the execution and delivery by the PL Capital Parties of this Agreement.

3.3  The PL Capital Shares.  Each PL Capital Party, or together with any other PL Capital Party, has the sole right to vote the PL Capital Shares held by such party, and none of the PL Capital Shares are subject to any agreement, arrangement or restriction with respect to the voting of such shares by any non-PL Capital Party, except as contemplated by this Agreement.

3.4  Expenses Associated with 2010 Proxy Contest.  The PL Capital Parties which incurred out-of-pocket expenses associated with the 2010 Proxy Contest represent and warrant that such out-of-pocket expenses, as evidenced by receipts previously provided by PL Capital to the Company, are actual expenses incurred by the PL Capital Parties in connection with bringing and administering its 2010 Proxy Contest.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE BANK

Each of the Company and the Bank, as applicable, represents and warrants to the PL Capital Parties as follows:

4.1  Existence.  The Company is duly organized, validly existing, and in good standing under the laws of the State of Indiana and is duly authorized to conduct business and enter into contracts under the laws of the State of Indiana.  The Bank is duly organized, validly existing, and in good standing under the laws of the United States and is duly authorized to conduct business and enter into contracts under the laws of the United States.

4.2  Authorization.  Each of the Company and the Bank has full power and authority to execute and deliver this Agreement, and to perform its obligations hereunder, and such execution, delivery, and performance are duly authorized by all necessary corporate action of the Company and the Bank, as applicable.  Each of the Company and the Bank has duly authorized and executed this Agreement.  This Agreement constitutes the valid and legally binding obligation of each of the Company, and the Bank enforceable in accordance with its terms and conditions.

4.3  No Conflicts; Consents.  The execution, delivery and performance by each of the Company and the Bank of this Agreement and the agreements contained herein do not conflict with, contravene, result in a violation or breach of or default under (with or without the giving of notice or the lapse of time or both), or give rise to a claim or right of termination, amendment, modification, vesting, acceleration or cancellation of any right or obligation or loss of any material benefit under any Law

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applicable to the Company or the Bank or any material contract, agreement, or instrument to which the Company or the Bank is a party.  No Consent of any Governmental Authority or other person is required to be obtained by the Company or the Bank in connection with the execution and delivery by the Company and the Bank of this Agreement.

ARTICLE V
COVENANTS OF THE PL CAPITAL PARTIES

5.1  Voting for Company Proposals.  Except as provided below, from the date of this Agreement and continuing through the first business day following the date on which the Company’s 2012 Annual Meeting of Shareholders (the “2012 Meeting”), including any adjournment thereof, is held (the “Termination Date”), the PL Capital Parties hereby agree:

(a)  that at the 2011 Meeting and the 2012 Meeting the PL Capital Parties shall vote (or cause to be voted) the PL Capital Shares in favor of the directors nominated by the Board for election to the Board;

(b)  not to seek to remove or support anyone else in seeking to remove, without cause, any member of the Board, or encourage any other Person to do so;

(c)  not to nominate or recommend a candidate for election to the Board, or become a “participant” (as defined in Schedule 14A) in any election contest involving the Company or the Company’s securities; and

(d)  that on any other proposal not involving the election of directors of the Company submitted to shareholders for a vote at any special or annual meeting of shareholders during the Standstill Period (defined below), to vote all the PL Capital Shares it beneficially owns in accordance with the recommendation of the Company’s Board of Directors and to not oppose such proposals publicly or privately.

Notwithstanding anything herein to the contrary, the foregoing limitations shall not be deemed to limit actions that may be taken by Mr. Palmer in the good faith discharge of his fiduciary duties as a member of the Company’s Board or the Bank’s Board of Directors.

5.2  Standstill.  From the date of this Agreement and continuing through the Termination Date (the “Standstill Period”), except pursuant to a transaction approved by the Board, the PL Capital Parties and their respective Affiliates will not, in any manner, directly or indirectly:

(a)  make, effect, initiate, cause or participate in (i) any acquisition of any assets of the Company or its subsidiaries, (ii) any tender offer, exchange offer, merger, business combination, recapitalization, restructuring, liquidation, dissolution or extraordinary transaction involving the Company or its subsidiaries or (iii) any “solicitation” of “proxies” (as those terms are used in the proxy rules of the SEC promulgated pursuant to Section 14 of the Exchange Act) or consents with respect to any securities of the Company;

(b)  form, join or participate in a “group” (as defined in Section 13(d)(3) of the Exchange Act, and the rules promulgated thereunder) other than a group involving the PL Capital Parties, pooling agreement, syndicate or voting trust with respect to the beneficial ownership of any securities of the Company, or otherwise act in concert with another shareholder of the Company for the purpose of acquiring, holding, voting or disposing of the Company’s securities (for the benefit of clarification and the avoidance of doubt, this provision shall not prohibit changes in the membership of the group

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involving the PL Capital Parties as long as any additional member(s) acknowledges and agrees to be bound by the terms of this Agreement);

(c)  act, alone or in concert with others, to seek to control the management, Board or policies of the Company or seek to offer to the Company or any of its shareholders any business combination resulting in control or a change in management of the Company;

(d)  seek to call, or to request the call of, or call a special meeting of the shareholders of the Company;

(e)  agree or offer to take, or encourage or propose (publicly or otherwise) the taking of, assist, induce or encourage any other Person to take, or enter into discussions with any third party with respect to the taking of, any action referred to in clauses “(a)”, “(b)”, “(c)” or “(d)” of this Section 5.2;

(f)  initiate or propose any shareholder proposal or induce or attempt to induce any other individual, firm, corporation, partnership, or other entity to initiate any shareholder proposal; and

(g)  other than in connection with enforcement of the PL Capital Parties’ rights under this Agreement, otherwise act, alone or in concert with others, to encourage, facilitate, incite, or seek to cause others to instigate legal proceedings against the Company, or any of its subsidiaries or their respective officers, directors, or employees.

Notwithstanding anything herein to the contrary, the foregoing limitations shall not be deemed to limit actions that may be taken by Mr. Palmer in the good faith discharge of his fiduciary duties as a member of the Company’s Board or the Bank’s Board of Directors.

5.3  Transferees to be Bound.  Any transferee of any of the PL Capital Shares beneficially owned by any of the PL Capital Parties that is an affiliate of the PL Capital Parties shall acknowledge and agree to be bound by the terms of this Agreement.

5.4  Withdrawal of Notice of Proposals.  Upon the execution of this Agreement by the PL Capital Parties and the Company, any notice given pursuant to Article IV, Section 12 of the Company’s Bylaws or under any applicable rules or regulations of the Federal securities laws, including without limitation Rule 14a-8 of the Exchange Act, of the PL Capital Parties’ intent to submit any proposals at the 2011 Meeting shall be null and void.

5.5  Right of First Refusal.  The PL Capital Parties, and each of them, hereby grant an irrevocable Right of First Refusal to the Company to purchase the PL Capital Shares beneficially owned by any of the PL Capital Parties, that the PL Capital Parties intend to sell.  A “sale” shall not include any transfer from the PL Capital Parties to an Affiliate, and any such transfer shall not be subject to this Section 5.5; provided, however, such Affiliate shall be subject to the provisions of Section 5.3. Such Right of First Refusal shall be exercised in the following manner:  the PL Capital Party intending to sell any such shares shall provide notice to the Company of intent to sell together with the quantity of shares to be sold.  The Company shall have three (3) business days to give Notice (as defined herein) to such PL Capital Party of its intent to exercise its Right of First Refusal to acquire such shares.  If the Company gives timely Notice of its intent to exercise such Right of First Refusal with respect to such shares, then it shall have five (5) business days to tender the Exercise Price (as defined herein) for such shares to the selling PL Capital Party, and that PL Capital Party shall then convey title to such shares to the Company or its designee.  The Exercise Price shall be the higher of (i) the offer price provided in writing in a bona fide offer; or (ii) the volume-weighted average price as derived from Bloomberg for the five (5) trading days prior to the date such PL Capital Party gave notice of its intent to sell.  Failure of the Company to

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give timely Notice to such selling PL Capital Party will excuse the PL Capital Parties from any obligation with respect to those shares, but will not affect the Company’s Right of First Refusal with respect to any other shares beneficially owned by that or any other PL Capital Party, which were not the subject of the PL Capital Party's notice of its intent to sell shares.  If the Company decides to exercise its Right of First Refusal, it must buy 100% of the shares offered for sale by the PL Capital Party.

ARTICLE VI
COVENANTS OF THE COMPANY

6.1  Reimbursement of Expenses.  The Company agrees to reimburse the PL Capital Parties for their out-of-pocket expenses incurred in connection with the PL Capital Parties’ 2010 Proxy Contest  in an amount equal to $150,000.  Such amount shall be payable by the Company within ten (10) business days following the date of this Agreement.

6.2  Board of Directors of Bank.  The Company and the Bank shall cause Mr. Palmer to be reelected to the Board of Directors of the Bank during the Standstill Period.

ARTICLE VII
GENERAL PROVISIONS

7.1  Non-Disparagement.  During the Standstill Period, neither the Company or the Bank and their respective officers, directors or Affiliates, on the one hand, nor any of the PL Capital Parties and their respective officers, directors or Affiliates, on the other hand, shall directly or indirectly make or issue or cause to be made or issued any disclosure, announcement, or statement (including without limitation the filing of any document or report with the SEC or any other governmental agency unless required by law or any disclosure to any journalist, member of the media, or securities analyst) concerning the other party or, with respect to the Company and the Bank, any of their respective past, present or future directors, director nominees, officers, members, employees, advisors or other affiliates, which disparages such other party or any of such other party’s respective past, present, or future directors, director nominees, officers, members, employees, advisors or other affiliates.

7.2  Fees and Expenses.  Except as contemplated by this Agreement, all costs and expenses incurred in connection with this Agreement and the consummation of the transactions contemplated hereby shall be paid by the party incurring such expenses.

7.3 Disclosure of Agreement.  The parties may disclose the Agreement through the Company’s filing with the SEC of a current report on Form 8-K attaching the Agreement, and the PL Capital Parties may file an amendment to their Schedule 13D amendment attaching this Agreement.  Except as required by applicable SEC rules and regulations or NASDAQ rules applicable to the Company, or any factually correct summary of the terms of the Agreement included in the aforementioned filings or any press release by the Company regarding the entering into and/or terms of the Agreement, the parties agree that during the Standstill Period there will be no other public comments by the parties regarding the Agreement.

7.4  Release of the Parties.  To the fullest extent permitted by law, the Company and the PL Capital Parties, on behalf of themselves, and on behalf of each of their directors, officers, members, employees, agents, representatives, affiliates, heirs, successors, assigns, executors and/or administrators  do hereby and forever release and discharge the other party and its directors, officers, members, employees, agents, representatives, affiliates and any successors or assigns thereof from any and all causes of action, actions, losses, claims, liabilities, rights, interests and demands of whatsoever kind or character (other than fraud) (collectively, “Claims”), known or unknown, whether or not heretofore

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brought before any state or federal court, which the releasing party may have against any released party by reason of any and all acts, omissions, events or facts occurring or existing prior to the date hereof arising from or related to the 2010 Proxy Contest other than any Claims arising out of or related to any obligations under, or breach of, this Agreement; provided, however, for purposes of clarification, this provision shall not be deemed to constitute a release of individual claims that may be brought by any director, officer, member, employee, agent or representative of the Company or PL Capital Parties, as applicable, that such individual may bring in his or her personal capacity.

7.5  Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

7.6  Entire Agreement; Term of Agreement.  This Agreement contains the entire understanding of the parties with respect to the transactions contemplated hereby.  This Agreement shall terminate and be of no further effect on the business day following the Termination Date; provided, however, the provisions of Sections 7.2 and 7.4 of this Agreement shall survive the termination of this Agreement.

7.7  Counterparts.  This Agreement may be executed in multiple counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more of the counterparts have been signed by each party and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

7.8  Notices.  All notices, consents, requests, instructions, approvals and other communications hereunder shall be in writing and shall be deemed to have been duly given (a) if personally delivered; (b) if sent by telecopy or facsimile (except for legal process); or (c) if mailed by overnight or by first class, certified or registered mail, postage prepaid, return receipt requested, and properly addressed as follows:

To the Company:
CFS Bancorp, Inc.
707 Ridge Road
Munster, Indiana 46321
Attn: Thomas F. Prisby
Facsimile: (219) 836-2950

with a copy to:

Daniel C. McKay, II, Esq.
James W. Morrissey , Esq.
Vedder Price P.C.
222 N. Lasalle St., Ste. 2600
Chicago, IL 60601
Facsimile: (312) 609-5005

To the PL Capital Parties:

PL Capital, LLC

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20 East Jefferson Avenue
Suite 22
Naperville, IL 60540
Attn: John W. Palmer
Facsmilie: (630) 848-1342

with a copy to:
Phillip M. Goldberg, Esq.
Foley & Lardner LLP
321 North Clark Street, Suite 2800
Chicago, Illinois 60610-4764
Facsmilie: (312) 832-4700

Such addresses may be changed, from time to time, by means of a notice given in the manner provided above.  Notice will conclusively be deemed to have been given when personally delivered (including, but not limited to, by messenger or courier); or if given by mail, on the third day after being sent by first class, certified or registered mail; or if given by Federal Express or other similar overnight service, on the date of delivery; or if given by telecopy or facsimile machine during normal business hours on a business day, when confirmation of transmission is indicated by the sender’s machine; or if given by telecopy or facsimile machine at any time other than during normal business hours on a business day, the first business day following when confirmation of transmission is indicated by the sender’s machine.  Notices, requests, demands and other communications delivered to legal counsel of any party hereto, whether or not such counsel shall consist of in-house or outside counsel, shall not constitute duly given notice to any party hereto.

7.9  Amendments; Waivers, etc.  No amendment, modification or discharge of this Agreement, and no waiver hereunder, shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification, discharge or waiver is sought.  Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party granting such waiver in any other respect or at any other time.  Neither the waiver by any of the parties hereto of a breach of or a default under any of the provisions of this Agreement, nor the failure by any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder.

7.10    Further Assurances.  The PL Capital Parties and the Company agree to take, or cause to be taken, all such further or other actions as shall reasonably be necessary to make effective and consummate the transactions contemplated by this Agreement.

7.11    Successors and Assigns.  All covenants and agreements contained herein shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

7.12    Governing Law.  This Agreement, and the rights of the parties hereunder, shall be governed by and construed in accordance with the laws of the State of Indiana without reference to its conflicts of laws rules.

7.13     Venue.  The parties hereby agree that all actions or proceedings arising directly or indirectly hereunder, whether instituted by the PL Capital Parties or the Company, shall be litigated in courts having situs within the State of Indiana, County of Lake, and each of the parties hereby expressly consents to the jurisdiction of any local, state or federal court located within said state and county, and

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consents that any service of process in such action or proceeding may be made by personal service upon the parties wherever such parties may be located, respectively, or by certified or registered mail directed to the parties at his/its last known address.  The parties hereby waive any objection based on forum non conveniens and any objection to venue of any action instituted hereunder.

7.14     Third-Party Beneficiaries.  Unless otherwise specifically set forth in this Agreement, nothing contained in this Agreement will create any rights in, or be deemed to have been executed for the benefit of, any Person that is not a party hereto or a successor or permitted assignee of such party.

7.15     Remedies.  The parties acknowledge and agree that due to the nature of this Agreement, money damages would not be a sufficient remedy for any breach of this Agreement by any party hereto and that any aggrieved party hereto shall be entitled to seek specific performance, injunctive and/or other equitable relief as a remedy for any such breach.  Such remedy shall not be deemed to be the exclusive remedy for any breach of this Agreement, but shall be in addition to all other remedies available to an aggrieved party hereto at law or in equity.  The parties hereto hereby waive any requirement for the securing or posting of any bond in connection with such remedy and, if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties shall raise the defense that there is an adequate remedy at law.

7.16     Waiver of Jury Trial.  EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OR ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE BREACH, TERMINATION OR VALIDITY OF THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

COMPANY:

CFS Bancorp, Inc.

By:	/s/ Thomas F. Prisby
Name: Thomas F. Prisby
Title: Chairman of the Board and
Chief Executive Officer

BANK:

Citizens Financial Bank

By:	/s/ Thomas F. Prisby
Name: Thomas F. Prisby
Title: Chairman of the Board and
Chief Executive Officer

PL CAPITAL PARTIES:

Financial Edge Fund, L.P.

By:	PL Capital, LLC, its General Partner

	By:	/s/ John W. Palmer
Name: John W. Palmer
Title: Managing Member

	By:	/s/ Richard J. Lashley
Name: Richard J. Lashley
Title: Managing Member

[Signature Page To Standstill Agreement]
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Financial Edge-Strategic Fund, L.P.

By:	PL Capital, LLC, its General Partner

	By:	/s/ John W. Palmer
Name: John W. Palmer
Title: Managing Member

	By:	/s/ Richard J. Lashley
Name: Richard J. Lashley
Title: Managing Member

PL Capital/Focused Fund, L.P.

	By:	PL Capital, LLC, its General Partner

	By:	/s/ John W. Palmer
Title: Managing Member

	By:	/s/ Richard J. Lashley
Name: Richard J. Lashley
Title: Manageing Member

Goodbody/PL Capital, L.P.

	By:	Goodbody/PL Capital, LLC,
its General Partner

	By:	/s/ John W. Palmer
Name: John W. Palmer
Title: Managing Member

	By:	/s/ Richard J. Lashley
Name: Richard J. Lashley
Title: Managing Member

[Signature Page To Standstill Agreement]
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Goodbody/PL Capital, LLC

By:	/s/ John W. Palmer
Name: John W. Palmer
Title: Managing Member

By:	/s/ Richard J. Lashley
Name: Richard J. Lashley
Title: Managing Member

PL Capital Advisors, LLC

By:	/s/ John W. Palmer
Name: John W. Palmer
Title: Managing Member

By:	/s/ Richard J. Lashley
Name: Richard J. Lashley
Title: Manageing Member

PL Capital, LLC

By:	/s/ John W. Palmer
Name: John W. Palmer
Title: Managing Member

By:	/s/ Richard J. Lashley
Name: Richard J. Lashley
Title: Managing

PL Capital Defined Benefit Pension Plan

By:	/s/ John W. Palmer
Name: John W. Palmer
Title: Trustee

By:	/s/ Richard J. Lashley
Name: Richard J. Lashley
Title: Trustee

[Signature Page To Standstill Agreement]
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Red Rose Trading Estonia OU

By:	/s/ Irving A. Smokler
Name: Irving A. Smokler
Title: Principal

Danielle Morgan Lashley 2010 Trust

By:	/s/ Richard J. Lashley
Name: Richard J. Lashley
Title: Trustee

/s/ John W. Palmer
John W. Palmer

/s/ Richard J. Lashley
Richard J. Lashley

/s/ Beth Lashley
Beth Lashley

/s/ Robin Lashley
Robin Lashley

/s/ Irving A. Smokler
Irving A. Smokler

[Signature Page To Standstill Agreement]
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